Exhibit 99.2 Investor Presentation December 2020 February 2021 1Exhibit 99.2 Investor Presentation December 2020 February 2021 1

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Wilco Holdco, Inc. (“Wilco”) and Fortress Value Acquisition Corp. II (“FVAC”) and related transactions (the “Proposed Business Combination”) and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to Wilco or FVAC, and that you will return to Wilco and FVAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FVAC, Wilco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Wilco or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Wilco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC intends to file a preliminary proxy statement (the “Proxy Statement”) with the SEC, which will be distributed to holders of FVAC’s common stock, once definitive, in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. When available, FVAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. FVAC’s stockholders and other interested parties are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definition proxy statement and any other documents filed in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about FVAC, Wilco and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Alexander Gillette (agillette@fortress.com). This Presentation does not constitute a solicitation of any a proxy. FVAC, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s proxy statement when it is filed with the SEC. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in FVAC’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. NO OFFER OR SOLICITATION This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of FVAC’s common stock. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Wilco nor FVAC is making an offer of the Securities in any jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Wilco’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or im possible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco and FVAC. These forward- looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed business combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC’s public stockholders; (xiv) the ability of FVAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or FVAC’s or Wilco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor Wilco presently know or that FVAC and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Presentation. FVAC and Wilco anticipate that subsequent events and developments will cause FVAC’s and Wilco’s assessments to change. However, while FVAC and Wilco may elect to update these forward-looking statements at some point in the future, FVAC and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and Wilco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Wilco and FVAC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Wilco and FVAC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Wilco and FVAC. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Wilco, including, but not limited to, estimated results for fiscal year 2020. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither FVAC’s nor Wilco’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, and Clinic Contribution, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC and Wilco believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wilco’s financial condition and results of operations. Wilco’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC and Wilco believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Wilco’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Wilco’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are provided in the Appendix to this Presentation. TRADEMARKS AND TRADE NAMES Wilco and FVAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Wilco or FVAC, or an endorsement or sponsorship by or of Wilco or FVAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Wilco or FVAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Wilco Holdco, Inc. (“Wilco”) and Fortress Value Acquisition Corp. II (“FVAC”) and related transactions (the “Proposed Business Combination”) and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to Wilco or FVAC, and that you will return to Wilco and FVAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FVAC, Wilco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Wilco or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Wilco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC intends to file a preliminary proxy statement (the “Proxy Statement”) with the SEC, which will be distributed to holders of FVAC’s common stock, once definitive, in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. When available, FVAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. FVAC’s stockholders and other interested parties are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definition proxy statement and any other documents filed in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about FVAC, Wilco and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Alexander Gillette (agillette@fortress.com). This Presentation does not constitute a solicitation of any a proxy. FVAC, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s proxy statement when it is filed with the SEC. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in FVAC’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. NO OFFER OR SOLICITATION This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of FVAC’s common stock. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Wilco nor FVAC is making an offer of the Securities in any jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Wilco’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or im possible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco and FVAC. These forward- looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed business combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC’s public stockholders; (xiv) the ability of FVAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or FVAC’s or Wilco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor Wilco presently know or that FVAC and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Presentation. FVAC and Wilco anticipate that subsequent events and developments will cause FVAC’s and Wilco’s assessments to change. However, while FVAC and Wilco may elect to update these forward-looking statements at some point in the future, FVAC and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and Wilco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Wilco and FVAC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Wilco and FVAC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Wilco and FVAC. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Wilco, including, but not limited to, estimated results for fiscal year 2020. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither FVAC’s nor Wilco’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, and Clinic Contribution, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC and Wilco believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wilco’s financial condition and results of operations. Wilco’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC and Wilco believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Wilco’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Wilco’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are provided in the Appendix to this Presentation. TRADEMARKS AND TRADE NAMES Wilco and FVAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Wilco or FVAC, or an endorsement or sponsorship by or of Wilco or FVAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Wilco or FVAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

Today's Presenters



Labeed Diab
Chief Executive Officer
ATI Physical Therapy

Past Experience

Humana Walmart
Brookdale Senior Living Solutions
aramark Rite Aid
CVS caremark



Joseph Jordan
Chief Financial Officer
ATI Physical Therapy

Past Experience

SEARS
SunCoke Energy
Deloitte.



Drew McKnight
Chief Executive Officer
Fortress Value Acquisition Corp. II

Past Experience

FORTRESS
Fir Tree Partners
Goldman Sachs



Micah Kaplan
Chief Operating Officer
Fortress Value Acquisition Corp. II

Past Experience

FORTRESS
Bank of America

© 2021 ATI Holdings, LLC

3

ATI PHYSICAL THERAPY

Overview of FVAC II

SPAC Overview

- Fortress Value Acquisition Corp. II ("FVAC II") is a $345mm Special Purpose Acquisition Company sponsored by Fortress Credit and traded on the New York Stock Exchange under the ticker FAII
- FVAC II's IPO was completed in August 2020
- Proven management team of experienced global investors with extensive industry knowledge
- Demonstrated success with previous SPAC combinations

Prior SPAC Combinations

	vivint.SmartHome	MP MATERIALS
Acquisition Date	1/17/2020	11/17/2020
Current Price (1)	$19 (+91%)	$42 (+324%)

Supported By Leading Investment Manager

FORTRESS

- ~$50bn Assets Under Management(2)
- ~850 Employees and Investment Professionals(2)
- ~1,900 Institutional Clients and Private Investors(2)
- 13 Offices Worldwide(2)

- Highly diversified global investment manager with assets across a range of private equity, credit, and permanent capital strategies
- Extensive experience in retail and healthcare
- Robust team and a network of complementary resources
- Credit investor in ATI for over 10 years
- Resources and full support of the platform have been made available to FVAC II

1. Stock prices as of 2/18/21.
2. As of 9/30/2020.

© 2021 ATI Holdings, LLC

4

ATI PHYSICAL THERAPY

Transaction Structure Aligns Long-Term Interests

Attractive Entry Multiple

***Enterprise Value / 2022E Adj. EBITDA* (1)**



14.0x
21.6x
21.7x
ATI PHYSICAL THERAPY
USPh
U.S. PHYSICAL THERAPY, INC.
Other High Growth, High Value Providers
amedisys
LHC GROUP
ADDUS

Incentives Fully Aligned Among Shareholders

Advent International GLOBAL PRIVATE EQUITY	100% equity rollover / no cash proceeds
FORTRESS VALUE AQUISITION CORP. II	100% deferral of founder shares / 50% of founder warrants cancelled / $75mm PIPE commitment from investment funds managed by Fortress
Management	100% equity rollover
ATI PHYSICAL THERAPY	Conservative capital structure to drive growth: ~3.1x Net Debt (2) / 2021E EBITDA ~2.1x Net Debt (2) / 2022E EBITDA

Source: FactSet and Public Filings. Market data as of 2/18/21.

1. *Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.*
2. *Represents pro forma balance sheet as of 12/31/20. Net debt represents debt less cash excluding ~$27mm Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures.*

© 2021 ATI Holdings, LLC

5

ATI PHYSICAL THERAPY

Investment Thesis 1 Large, Growing Industry on the “Right Side” of Healthcare 2 Industry-Leading Platform Driving High-Quality Outcomes 3 Strong Historical Growth and Momentum 4 Unified Brand with Local-Market Strategy Delivering Same-Clinic Growth 5 “Gold Standard” De Novo Program with Massive Whitespace Strong M&A Platform in a Highly Fragmented Industry 6 7 Significant Opportunities to Accelerate Growth 8 Experienced, Public-Ready Management Team © 2021 ATI Holdings, LLC 66Investment Thesis 1 Large, Growing Industry on the “Right Side” of Healthcare 2 Industry-Leading Platform Driving High-Quality Outcomes 3 Strong Historical Growth and Momentum 4 Unified Brand with Local-Market Strategy Delivering Same-Clinic Growth 5 “Gold Standard” De Novo Program with Massive Whitespace Strong M&A Platform in a Highly Fragmented Industry 6 7 Significant Opportunities to Accelerate Growth 8 Experienced, Public-Ready Management Team © 2021 ATI Holdings, LLC 66

Company Overview 7Company Overview 7

ATI is the Premier Outpatient Physical Therapy Platform

Company Overview

- ✓ **Largest Single-Branded Physical Therapy ("PT") Provider with 875 owned clinics across 25 states** [(1)]
- ✓ **Purpose-Built, Proprietary Electronic Medical Records ("EMR")**
  Database of 2+ million unique patient cases measuring outcomes
- ✓ **Team-based Care**
  Enabling our clinicians to work at the top of their respective licenses
- ✓ **Great Place to Work Certified**

Great Place To Work. Certified

#1 Independent Physical Therapy Provider [(1)]

~6.4 Million Annual PT Visits [(2)]

300+ De Novos Since 2016 [(3)]

79 Net Promoter Score ("NPS") [(4)]

$903mm
2022E Revenue

$175mm
2022E Adj. EBITDA [(5)]

Diversified Payor Mix [(6)]



Other 8%
Workers' Compensation 17%
Commercial 51%
Government 24%



50
16
19
3
2
44
5
55
11
3
34
79
177
78
1
4
46
35
32
65
13
3
56
42
2

875 locations across 25 states

1. Based on clinic count as of 12/31/20. 2. Based on 2019 visits. 3. Represents all de novos including co-located clinics within high schools and universities. 4. Based on averages of trailing four quarters as of 9/30/20. 5. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 6. Based on 2019A net patient revenue; Other is primarily comprised of net patient revenue related to auto personal injury.

© 2021 ATI Holdings, LLC

8

ATI PHYSICAL THERAPY

Market Opportunity to Drive Healthcare Cost Savings

Physical therapy and related services is a $40bn industry in the U.S. and a key component of total musculoskeletal ("MSK") treatment spend



U.S. Healthcare Spend $3.6tn
Musculoskeletal Treatment $300-$400bn
Total Physical Therapy and Related Services Industry ~$40bn
Outpatient PT ~$22bn

ATI Opportunity

- ✓ Significant opportunity as the industry continues to shift towards outpatient
- ✓ PT as front-line, cost effective care will be increasingly important
- ✓ Participation in risk-sharing arrangements unlocks cost savings delivered through PT

Core Addressable Market

PT Can Reduce Costs And Improves Outcomes

$2,736 Savings Per Patient

Patients who participate in PT **reduce their cost** on average by **$2,736** (1)

When PT is used as a 1st Line for Lower Back Pain, research finds... (2)



(15%)
Probability of ER Visit
(28%)
Utilization of Advanced Imaging Services
(89%)
Probability of having an opioid prescription

Sources: Third-party market study as of 12/11/2020.
1. *Fritz, J. M., J. D. Childs, R. S. Wainner and T. W. Flynn (2012). "Primary care referral of patients with low back pain to physical therapy: impact on future health care utilization and costs."* *Spine (Phila Pa 1976)* ***37****(25): 2114-2121.* 2. *Frogner et al., "Physical Therapy as the First Point of Care to Treat Low Back Pain: An Instrumental Variables Approach to Estimate Impact on Opioid Prescription, Health Care Utilization and Costs," (2018).*

© 2021 ATI Holdings, LLC

9

We Are Leading the Evolution of the Industry

Physical Therapy 1.0	Physical Healthcare 2.0	
Referring physician centered communications	**Consumer-driven Healthcare** *Patients directing more $$; consumer experience and convenience key to success*	CareWire 9.7 / 10 [1]; Google Reviews Average 4.8 Stars [1] 96% Positive
Siloed care by medical specialty	**Integrated Care Delivery** *Provider alliances across care continuum and integrated within patient care episode*	★ **Team Based** Care ★ Deep Operating Team **Focused on Performance**
Rehab offering at the end of episode	**Up-front, Conservative Care** *Prevention of downstream costs to the system*	★ Clinical Guidelines Supported By **Real World Evidence**
Fee for service with unpredictable outcomes	**Fee for Outcomes** *Payment structure incentivized for better outcomes and lower variability*	★ Outcome Database with **2+ Million Cases** ★ **Superior Outcomes**

1. As of December 2020.

© 2021 ATI Holdings, LLC

10

Platform Infrastructure Is Purpose Built For Scalability

2017 - 2018

Investment in Systems

- ✓ Stable, reliable system performance
- ✓ Enhanced disaster recovery
- ✓ Enhanced back office processes and controls; positioned to scale
- ✓ Re-platformed Revenue Cycle Management ("RCM")
- ✓ Multi-vendor optimization, continuously improving cash collection
- ✓ Scalable operating model
- ✓ Leverage technology

2018 - 2019

Investment in People

- ✓ Institutionalized workforce planning
- ✓ Strengthened bench across the organization
- ✓ Rolled out market-differentiated benefits to increase retention
- ✓ Improved de novo infrastructure
- ✓ Enhanced go-to-market / sales and marketing capabilities
- ✓ Enhanced back-office processes and controls

2020

Investment in Clinical Optimization

- ✓ Continued improvements in clinical labor management model to allow providers to practice at the top of their respective licenses
- ✓ Positioned the company for long-term growth and scale economics

Accelerated Enhancements During COVID

- ★ Introduced ATI Connect and Modernized Infrastructure
- ★ Accelerated staffing strategy
- ★ Created "Acqui-Novo" program

© 2021 ATI Holdings, LLC

11

Data-Driven Platforms Delivering Superior Outcomes

Proprietary EMR



- In-house, proprietary EMR built specifically for physical therapy that is unique in the industry
- Embedded quality and compliance requirements allow clinicians to focus on treating patients

Clinician Scorecard


ATI CLINICIAN SCORECARD

- Measures and visualizes clinical effectiveness connecting best practice patterns to patient outcomes
- Patient-centered data drives continuous quality improvement strategy and enables predictable outcomes

Clinic Performance Analytics



- Variety of custom tools and analytics to evaluate clinic performance in real-time
- Tracks and reports KPIs at the clinician-level, including productivity, quality, and outcomes
- Enables clinic leaders to drive continuous improvement

Superior Clinical Outcomes[1]



20%
15%
10%
5%
0%
% Improvement
Industry
ATI
Back
Shoulder
Knee

Significant Value Proposition To All Stakeholders

Patients

Payors

Providers

1. *Industry benchmarks based on Center for Effective Research in Orthopaedics' report on Evaluation of Legacy Patient Reported Outcome Measures as Performance Measures in Rehabilitation (2019).*

12

Leveraging Value Proposition to Drive Results with Payors

Leadership with Deep Payor Experience



JOE ZAVALISHIN
Chief Development Officer

ATI Since **2019**

OPTUM
Walgreens
aetna



AMBER COMPTON
VP, Payor Relations

ATI Since **2020**

Express Scripts
Walgreens

- New team focused on segmenting and prioritizing payors based on profitability
- Build relationships to help address needs of payors
- Successfully preserved or improved rates to top payors

Clear Payor Value Proposition

★ High customer satisfaction with NPS score of 79 (1)

★ Large and growing proprietary database with 2+ million unique patient cases demonstrating superior outcomes compared to industry average

★ Consistency in care – clinician treat to protocols and guidelines

★ Ability to share data on the cost advantages of moving PT upstream

★ Capabilities and infrastructure to take on MSK risk

Momentum in the Shift to Value

National Payor
- ✓ Moved in-network
- ✓ Improved rates
- ✓ Value-based arrangements across Commercial, Medicare and Medicaid

Multi-State Health Plan
- ✓ Leveraging data to establish value-based model
- ✓ Value-aligned agreement under negotiations

Single-State Health Plan
- ✓ Collaborating on outcomes study
- ✓ Preserved rates

1. *Based on averages of trailing four quarters as of 9/30/20.*

© 2021 ATI Holdings, LLC

13

ATI PHYSICAL THERAPY

Our Team is Deep, Experienced and Public-Ready



LABEED DIAB
Chief Executive Officer

ATI Since **2019**
Humana
Brookdale
Walmart



JOSEPH JORDAN
Chief Financial Officer

ATI Since **2018**
SEARS
SunCoke Energy
Deloitte.



RAY WAHL
Chief Operating Officer

ATI Since **2006**
PRO Physical Therapy



NATE BARD
Chief Growth Officer

ATI Since **2014**
MONOMOY CAPITAL PARTNERS



JOE ZAVALISHIN
Chief Development Officer

ATI Since **2019**
OPTUM
Walgreens
aetna



KATIE KOENIG
Chief Strategy & Innovation Officer

ATI Since **2016**
BCG
The University of Chicago Medical Center
UNC Health Care



CEDRIC COCO
Chief Human Resources Officer

ATI Since **2019**
Brookdale
Microsoft
Lowe's
GE



GUS OAKES
Chief Information Officer

ATI Since **2018**
KPMG
Walgreens



DIANA CHAFEY
Chief Legal Officer

ATI Since **2018**
the warranty group
DLA PIPER

© 2021 ATI Holdings, LLC

14

ATI PHYSICAL THERAPY

Growth Strategy 15Growth Strategy 15

"Three Pillars" Strategy Driving Robust Growth

Well positioned to deliver organic growth of 10%+ with additional upside from M&A

1	2	3
Optimize Channels to Drive Same Clinic Growth	**Execute on "Gold Standard" De Novos**	**Expand Through Accretive M&A**
Strong industry tailwinds captured through brand recognition, scale and new channels	*Sophisticated site selection analytics, demonstrated success, and acqui-novo strategy enable the establishment of even more clinics than before*	*Acquirer of choice in a highly fragmented industry*
3-4% Same Clinic Growth [(1)]	**7%+ De Novo Growth [(1)]**	**Upside from M&A**

1. Projected revenue CAGR from 2022E to 2025E.

© 2021 ATI Holdings, LLC

16

ATI PHYSICAL THERAPY

1 Track Record of Strong Same-Clinic Volume Growth

Key Drivers of Same-Clinic Growth

- Strategies developed at local level, customized to unique conditions and opportunities in respective locality
- Utilize salesforce to build relationships with prescribers and referral partners
- Sales & marketing spend directed to drive referrals and increasing referral-to-evaluation conversion rates
- Increased use of market analytics to optimize marketing spend and messaging, including direct-to consumer advertising to build patient-level brand awareness
- Multi-channel approach to driving clinic volumes
- Systems and staffing models to maximize clinic level productivity

Historical Same-Clinic Volume Growth [1]


ATI
USPh
8.0%
1.9%
3.8%
3.0%
5.5%
4.2%
2017
2018
2019

Source: USPH data per public filings.
1. Based on average of quarterly same-clinic growth.

© 2021 ATI Holdings, LLC

17

1 Multi-Channel Same-Clinic Volume "Funnel"

Providers

- Hyper-local strategy; analytics identifies incremental referral opportunities
- Dedicated sales team that focuses on provider relationship building and maintenance
- Data-driven approach to coverage based upon MD opportunity
- Functional outcomes scorecards tailored to each MD
- Facilitate collaboration between MD and ATI clinicians



Green dots represent physicians who have written PT scripts for patients who live in the trade area of the featured clinic; dots are proportional to # of patients

Consumers

- Retail convenience with clinics located in highly attractive retail locations
- Evolving digital experience, including modern web and mobile experience
- Paid search and social advertising
- Superior reputation management (Google 4.8-star rating)[1]
- Ongoing patient engagement management through text and email
- Upside to volume growth from enhancement of non-clinical experience for patients


Request Appointment
ATI
Choose Your Preferred Day/Time

Direct to Employer

- Leverages outcomes to drive down overall healthcare costs
- Aimed to help self-insured employers decrease MSK spend by encouraging patients to use PT first
- Education programs and reduced barriers improve access for employees while driving additional volumes to ATI
- Significant value proposition, with reduced costs for employers, better outcomes for employees and higher volume / rates for ATI

ATI FIRST

1. As of December 2020.

© 2021 ATI Holdings, LLC

18

ATI PHYSICAL THERAPY

1 Case Study: *ATI First* Direct to Employer Channel

ATI FIRST

Strategy

- Leverages clinical expertise and outcomes data to unlock value for employers looking to save costs
- Existing MSK triage and treatment pathway are expensive and inefficient
  - Patients who access PT < 21 days from onset are less likely to receive an opioid prescription and save on average $2,736 / occurrence (1)
- Puts PTs at the triage point:
  - PTs can diagnose and treat over 70% of MSK disorders without any other provider intervention (2)
  - For the 30% of the disorders they can't treat, PTs can serve as knowledgeable care navigators
- Enables timely diagnosis and treatment, reducing costs for employers and improving outcomes

Demonstrable Savings

We partnered with a large union in the Midwest to deliver the right access for the right care at the right time, generating $9.4mm reduction in associated MSK spend

8% Decrease
In MRI spend over $1 million

68% Decrease
In surgical / injection spend – no surgeries for patients that began care in ATI First

29% Reduction
In total cost of physical therapy claims – shifting historical PT volume to ATI

Significant Value to ATI

- ✓ **Enhanced brand awareness**
- ✓ **Increased volume into clinics**
- ✓ **Created significant direct access to ATI**
- ✓ **Premium rates**

1. *Fritz, J. M., M. Kim, J. S. Magel and C. V. Asche (2016). "Cost-Effectiveness of Primary Care Management with or Without Early Physical Therapy for Acute Low Back Pain: Economic Evaluation of a Randomized Clinical Trial." Spine (Phila Pa 1976).*
2. *Denninger, T. R., C. E. Cook, C. G. Chapman, T. McHenry and C. A. Thigpen (2018). "The Influence of Patient Choice of First Provider on Costs and Outcomes: Analysis From a Physical Therapy Patient Registry." Journal of Orthopaedic & Sports Physical Therapy 48(2): 63-71.*

© 2021 ATI Holdings, LLC

19

1 Future Upside Opportunity: New Offerings Expand Our Reach




CONNECT







"Xperience" Initiative

- Digitization and automation of the non-clinical experience enhancing patient experience while reducing administrative burdens for clinicians
- Enhances both PT volumes and clinician productivity

National TelePT Expansion

- National capability fully built out during COVID, enabling care across all 50 states
- Able to deploy in regions without a physical location but have a statewide payor contract (i.e. Houston)
- Allows us to serve all members of a payor, employer, or partner
- Opportunity to create loyalty loop with patients

New Channels

- Demonstrated benefits to other medical specialties (oncology, limb loss or impairment)
- New referral sources and patient groups expanding ATI's scale and brand

Expanded Offerings

- Complementary services to enhance overall PT treatment plan for ATI patients, including chiropractic care and nutrition and wellness
- All of the above can be performed on-site, virtually or in home
- Further enhance outcomes and speed to recovery

Physical Healthcare 2.0 Partnerships

- Opportunity to reinvent MSK and reduce overall healthcare spend
- Retail and payor partnerships (i.e. CVS, Aetna) to integrate PT services into health centers and educate patient populations with respect to recovery pathways
- Partnerships drive referrals for ATI and create foot traffic for partnering organizations

© 2021 ATI Holdings, LLC

20

ATI PHYSICAL THERAPY

2 Our De Novo Program Is Unmatched in the Industry

Launched ~300 standalone de novos since 2016 with compelling unit economics that continue to outperform our underwriting curves

De Novos Per Year [(1)]



92
71
66
50
2016
2017
2018
2019

Clinic Revenue [(2)]



($ in millions)
2016 Vintage
2017 Vintage
2018 Vintage
2019 Vintage
$5
$41
$96
$143
2016
2017
2018
2019

Clinic Contribution [(2,3)]



($ in millions)
($1)
$3
$11
$29
2016
2017
2018
2019

Note: Excludes co-located clinics within high schools and universities given different unit economics.

1. *Excludes clinic closures; we have closed, on average, 14 clinics per year since 2016, primarily from acquired clinics that were in non-strategic locations or have underperformed. We have closed a very small number of de novos that were built since 2016 given our data-driven site selection capabilities.*
2. *Represents performance of standalone de novo clinics by build year. Financials comprises of the performance of a subset of total ATI clinics based on build year.*
3. *Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix.*

© 2021 ATI Holdings, LLC

21

ATI PHYSICAL THERAPY

2 De Novo Economics Are Highly Accretive & Predictable Typical De Novo Characteristics Typical Unit Economics CapEx (Renovations, Equip.) $200 - 300K ● Clinics are generally located in urban, well-trafficked areas st ● Average clinic is ~3,100 sq. feet staffed with four clinicians Upfront Losses (1 6 months) ~$100K ● De novos break even around 8-15 months and take ~24 Capex & Losses $300 - 400K months to mature (1) Clinic Contribution at Maturity $150 - 200K ● Return initial capital (capex + losses) in 12-18 months ● These have continued to outperform underwriting curves Implied Multiples ~1.5x - 2.7x (2) (1, 2) Clinic Revenue by Cohort Clinic Contribution by Cohort Monthly Clinic Revenue (000s) Monthly Clinic EBITDA (000s) $80 2014 2014 2015 $20 2016 2016 $60 2015 2017 2019 2017 2018 $10 2018 2019 $40 $0 $20 ($10) $0 ($20) 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 Month Month ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. 2. Represents performance of standalone de novo clinics by build year. 2018 and 2019 cohort performance exclude experience post February 2020 due to impact of COVID. Financials comprises of the performance of a subset of total ATI clinics based on build year. © 2021 ATI Holdings, LLC 22 222 De Novo Economics Are Highly Accretive & Predictable Typical De Novo Characteristics Typical Unit Economics CapEx (Renovations, Equip.) $200 - 300K ● Clinics are generally located in urban, well-trafficked areas st ● Average clinic is ~3,100 sq. feet staffed with four clinicians Upfront Losses (1 6 months) ~$100K ● De novos break even around 8-15 months and take ~24 Capex & Losses $300 - 400K months to mature (1) Clinic Contribution at Maturity $150 - 200K ● Return initial capital (capex + losses) in 12-18 months ● These have continued to outperform underwriting curves Implied Multiples ~1.5x - 2.7x (2) (1, 2) Clinic Revenue by Cohort Clinic Contribution by Cohort Monthly Clinic Revenue (000s) Monthly Clinic EBITDA (000s) $80 2014 2014 2015 $20 2016 2016 $60 2015 2017 2019 2017 2018 $10 2018 2019 $40 $0 $20 ($10) $0 ($20) 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 Month Month ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. 2. Represents performance of standalone de novo clinics by build year. 2018 and 2019 cohort performance exclude experience post February 2020 due to impact of COVID. Financials comprises of the performance of a subset of total ATI clinics based on build year. © 2021 ATI Holdings, LLC 22 22

2 We've Built Proprietary Systems to Identify Future Sites


AHRQ
Trilliant Health
INTELLIGENT PATIENT ACQUISITION
UberMedia
CMS
United States Census Bureau
ATI PHYSICAL THERAPY Proprietary
Logic
Data Aggregation
Analytics

Actionable Data For:

- De Novo Planning
- Physician Referral Targeting
- Competitor Analysis
- M&A Targeting


$5.6B

- Leverage Both Bottoms-Up and Top-Down Analyses
- Address opportunities at a 1x1 square mile level
- Cross-Validate Estimates Through Multiple Data Sources
- Repeatable and Consistent Methodology

© 2021 ATI Holdings, LLC

23

ATI PHYSICAL THERAPY

2 Nearly 10 Years of Whitespace in Existing States Alone

Multi-Year De Novo Whitespace

- Through micro-geographical analytics we have identified whitespace "voids" for 931 potential future de novo clinics
  - 647 locations in existing regions
  - 284 opportunities in new regions in current states in which we operate
- **Current whitespace supports nearly 10 yrs. of de novo growth (@100/yr.)**
- Our current identified whitespace **excludes new states** which we may enter through M&A or de novo, representing upside for future clinic growth
- We have ~120 de novo locations sourced for near term expansion
- **De novo growth supplemented by acqui-novo strategy**
  - Acqui-novo provides an alternative to a new build in the target location by taking over an existing clinic
  - Similar economics to a de novo build but at a much faster ramp

Whitespace in Context



(# of clinics)
931
875
284 in New Regions in Current States
Southeast
South
Southeast
Southwest
South
Northwest
Other
Central
Northeast
647 in Existing Regions
2.0x
12.4x
465
75
Current State De Novo Whitespace
2021 Planned De Novos
2021 – 2025 Expected De Novos
Current Clinics Today

© 2021 ATI Holdings, LLC

24

ATI PHYSICAL THERAPY

Our M&A Platform is Ready For Future Acquisitions

3

Highly Fragmented Industry

~38,000 Outpatient PT Clinics in the U.S. [1]



Select
ATI
USPh
Middle-Market PE Backed
Local and Regional Operations

- M&A opportunities across both middle-market private equity ("PE") backed companies and local / regional operators
- **ATI's brand name, presence, and superior platform make us the clear "acquirer of choice"**

M&A Upside Supported by History of Success and Investments in The Platform

- We have realized highly attractive returns on our acquisitions from 2014 to 2016 as we leveraged our brand and infrastructure to improve volumes and profitability of these clinics

Effective Purchase Multiples (EV / Clinic Contribution) [2]



6.3x
5.3x
4.6x
At Acquisition
1 Year Post-Close
2 Years Post-Close

- A more optimized infrastructure today, combined with experienced team and enhanced processes, better position us for future M&A
- Ongoing discussions with numerous targets in our pipeline

	Targeted Pipeline	Total Clinics	Est. Clinic Contribution [2]
Local	20	~375	$65mm+
Regional	4	~810	$140mm+
Total	**24**	**~1,185**	**$205mm+**

1. Based on third-party market study as of 12/11/2020.
2. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix.

© 2021 ATI Holdings, LLC

25

ATI PHYSICAL THERAPY

Financial Summary 26Financial Summary 26

Track Record and Outlook for Robust Organic Growth (1) Revenue Adj. EBITDA ($ in millions) $903 $175 (2) $155 $785 $739 $731 $128 $119 $591 $94 $64 2018A 2019A 2020E 2021E 2022E 2018A 2019A 2020E 2021E 2022E COVID-19 Disruption COVID-19 Disruption ü Demonstrated above-market organic growthü Focused on making platform investments in 2018 and 2019 ü Focused on building out leading local density through de novosü Infrastructure in place and optimized for future growth ü Significant forward visibility with predictable ramps to maturityü Productivity initiatives driving future margin upside ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Includes $91.5mm of Health and Human Services (“HHS”) Provider Relief Fund income. © 2021 ATI Holdings, LLC 27 27Track Record and Outlook for Robust Organic Growth (1) Revenue Adj. EBITDA ($ in millions) $903 $175 (2) $155 $785 $739 $731 $128 $119 $591 $94 $64 2018A 2019A 2020E 2021E 2022E 2018A 2019A 2020E 2021E 2022E COVID-19 Disruption COVID-19 Disruption ü Demonstrated above-market organic growthü Focused on making platform investments in 2018 and 2019 ü Focused on building out leading local density through de novosü Infrastructure in place and optimized for future growth ü Significant forward visibility with predictable ramps to maturityü Productivity initiatives driving future margin upside ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Includes $91.5mm of Health and Human Services (“HHS”) Provider Relief Fund income. © 2021 ATI Holdings, LLC 27 27

Clear Path to $200+ million of Adj. EBITDA and Beyond [1]


($ in millions)
Includes mature clinic growth and embedded ramp from 2018-2019 de novos
Deep pipeline to support 90+ de novos in 2021
Embedded EBITDA upside from predictable de novo ramp to maturity
Significant upside through opportunistic M&A in pipeline not included in projections
$128
$27
$9
$19
($7)
($2)
$175
$23
$200+
2019A Adj. EBITDA
Existing Clinics
Realized Contrib. from New De Novos
Clinic Staffing Optimization
Medicare Rate Cut
Incremental G&A(2)
2022E Adj. EBITDA
De Novos at Maturity(3)
Accretive M&A
Run-Rate 2022E Adj. EBITDA

1. *Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.*
2. *Primarily related to higher costs expected as a public company.*
3. *Represents EBITDA impact of incremental volumes in year four for each de novo cohort still ramping.*

© 2021 ATI Holdings, LLC

28

Summary Historical and Projected Financials

($ in millions)

	2018A	2019A	2020E	2021E	Return to Normalized Volumes 2022E	2023E	2024E	2025E	'19A-'22E CAGR
Revenue	**$739**	**$785**	**$591**	**$731**	**$903**	**$1,007**	**$1,122**	**$1,242**	**4.8%**
Clinic-Level Expenses [1]	576	579	459	525	636	708	788	871	
% of Revenue	*78.0%*	*73.7%*	*77.6%*	*71.8%*	*70.5%*	*70.3%*	*70.2%*	*70.1%*	
SG&A & Non-Controlling Interest [1]	68	78	68	87	92	96	99	103	
% of Revenue	*9.3%*	*9.9%*	*11.6%*	*11.9%*	*10.2%*	*9.5%*	*8.9%*	*8.3%*	
Other Expense / (Income) [2]	-	-	(92)	-	-	-	-	-	
Adj. EBITDA [3]	**$94**	**$128**	**$155**	**$119**	**$175**	**$203**	**$235**	**$268**	**12.3%** [5]
% Margin	*12.7%*	*16.3%*	*26.3%*	*16.3%*	*19.3%*	*20.2%*	*20.9%*	*21.6%*	
Cash Flow Items									
Maintenance Capex				$27	$27	$30	$34	$37	
% of Revenue				*3.6%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	
Growth Capex				$25	$31	$34	$34	$34	
Free Cash Flow Conversion [4]				77.6%	84.5%	85.1%	85.6%	86.1%	

1. 2018-2020 Clinic-Level Expenses as well as SG&A & Non-Controlling Interest are normalized to exclude non-recurring items.
2. Includes ~$91.5mm of HHS Provider Relief Fund income.
3. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.
4. Calculated as Adjusted EBITDA less Maintenance CapEx divided by Adjusted EBITDA.
5. Growth rate normalized for public company costs.

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Transaction Overview 30Transaction Overview 30

Transaction Details

($ and shares in millions except for per share items)

Enterprise Valuation

Share Price	$10.00
Total Shares	207.7
Equity Value	**$2,077**
Plus: Pro Forma Net Debt	373
Enterprise Value	**$2,450**
EV / '22E Adj. EBITDA ($175mm) [1]	**14.0x**
Pro Forma Ownership ($10.00 / sh)	
ATI Shareholders [2]	130.3
Existing Preferred Holders	13.0
PIPE Investors [3]	30.0
SPAC Shareholders	34.5
Founders [4]	0.0
Total	**207.7**

Sources and Uses

Sources	**$**	**%**
Cash in Trust	$345	*17%*
Common Equity to PIPE Investors	300	*14%*
Common Equity to Preferred Holders [7]	130	*6%*
Common Equity to ATI Shareholders	1,303	*63%*
Total Sources	**$2,077**	***100%***
Uses	**$**	**%**
Common Equity to ATI Shareholders	$1,303	*63%*
Redemption of Existing Debt	541	*26%*
Common Equity to Preferred Holders [7]	130	*6%*
Cash to Preferred Holders	44	*2%*
Estimated Fees and Expenses [8]	59	*3%*
Total Uses	**$2,077**	***100%***

Pro Forma Capitalization

	ATI 12/31/20E	**Adj.**	**Pro Forma 12/31/20E**
Cash [5]	$97	-	$97
Total Debt	$1,011	($541)	$470
Net Debt	914		373
Preferred [6]	174	(174)	-
Total Debt + Preferred	**$1,185**		**$470**
2021E Leverage ($119mm)			
Total Debt	8.5x		3.9x
Net Debt	7.7x		3.1x
2022E Leverage ($175mm)			
Total Debt	5.8x		2.7x
Net Debt	5.2x		2.1x

Pro Forma Ownership [9]



Existing Preferred Holders 6.3%
Founders (4) 0.0%
PIPE Investors (3) 14.4%
ATI Shareholders (2) 62.7%
SPAC Shareholders 16.6%

1. *Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.*
2. *Excludes 15.0 million of incremental earn-out shares vesting evenly at $12, $14 and $16 per share.*
3. *Includes $75mm PIPE commitment from investment funds managed by Fortress.*
4. *Excludes 8.6 million deferred shares vesting evenly at $12, $14 and $16 per share.*
5. *Excludes ~$27mm of Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. Estimated reported cash on balance sheet will be ~$142mm as of 12/31/20.*
6. *Estimated value as of 6/30/2021.*
7. *Subject to 180-day lockup, equivalent to ATI shareholders.*
8. *Includes certain cash payments to Preferred Holders.*
9. *Assumes no redemptions by public shareholders in connection with the transaction and excludes the impact of warrants (9.9 million warrants with a strike price of $11.50 per warrant). Assumes new shares are issued at a price of $10.00 per share.*

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Public Company Benchmarking

	Company	EV / 2022E Adj. EBITDA [(1)]	'19A-'22E Revenue Growth	'19A-'22E Adj. EBITDA [(1)] Growth	'22E Adj. EBITDA [(1)] Margin
	ATI Physical Therapy	14.0x	4.8%	12.3%	19.3%
Physical Therapy	USPh U.S. Physical Therapy, Inc.	21.6x	0.3%	5.5%	16.2%
Other High Growth, High Value Providers	amedisys	27.8x	6.2%	14.6%	14.6%
Other High Growth, High Value Providers	LHC Group	19.0x	5.3%	14.0%	13.1%
Other High Growth, High Value Providers	Addus Homecare	18.3x	6.1%	9.4%	11.5%

Source: Public filings and FactSet. Market data as of 2/18/21. Note: High Growth Providers adjusted for organic growth rates. ATI organic growth normalized for burden of incremental public company costs.

1. *ATI adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.*

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Long-term Alignment of Interests: SPAC Sponsor “Promote” Restructured as “Earn-Out” Size Structure Vesting Schedule 33% @ $12.00 / share Sponsor Promote Shares 8.625mm 33% @ $14.00 / share 33% @ $16.00 / share 50% cancellation of 5.933 million Sponsor Warrants 2.967mm outstanding private warrants Vesting Schedule 33% @ $12.00 / share Seller Incentive Shares 15.0mm 33% @ $14.00 / share 33% @ $16.00 / share FVAC II, ATI’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value © 2021 ATI Holdings, LLC 33 33Long-term Alignment of Interests: SPAC Sponsor “Promote” Restructured as “Earn-Out” Size Structure Vesting Schedule 33% @ $12.00 / share Sponsor Promote Shares 8.625mm 33% @ $14.00 / share 33% @ $16.00 / share 50% cancellation of 5.933 million Sponsor Warrants 2.967mm outstanding private warrants Vesting Schedule 33% @ $12.00 / share Seller Incentive Shares 15.0mm 33% @ $14.00 / share 33% @ $16.00 / share FVAC II, ATI’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value © 2021 ATI Holdings, LLC 33 33

Appendix 34Appendix 34

ATI Will Be One of Two Pure-Play Public PT Companies in a Highly Fragmented Field of Private Companies

($ in millions)

	USPh[1] U.S. PHYSICAL THERAPY, INC.	ATI PHYSICAL THERAPY	
Clinic Model	JVs with Regional/Local Brands	**Owned Clinics with Unified National Brand**	100% owned clinic model enables unified branding
Clinics	553	**875**	Large, independent pure-play PT operator that is unique in the equity markets
States	39	**25**	Well diversified across multiple states and payors
'22E Revenue	$487	**$903**	Revenue growth supported by strong industry tailwinds and accelerated by "gold standard" de novo program
'22E Adj. EBITDA[2]	$79	**$175**	Scale and modernized infrastructure support strong operating leverage
'22E Adj. EBITDA[2] Margin	16.2%	**19.3%**	Stable margin profile expected to drive strong cash flow conversion

Source: Public filings and FactSet. Note: USPH consensus estimates as of 2/18/21.
1. *USPH is the only publically traded, pure-play outpatient PT provider in the market today.*
2. *Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.*

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Strong Current Sponsor With a Track Record in Healthcare

Advent International
GLOBAL PRIVATE EQUITY

- Advent International is one of the largest and most experienced global private equity firms
  - ~$66bn assets under management [(1)]
  - ~470 employees and investment professionals [(1)]
- Healthcare is a core sector for Advent – Advent has a long history of success in the space and has made over 45 investments across 17 counties

Key Investment Criteria in Healthcare

- ★ Clear value proposition for payors or providers
- ★ Opportunities to drive operational improvements and / or buy-and-build strategies
- ★ Proven technology or science

Selected Healthcare Investments

AccentCare · ATI Physical Therapy · COTIVITI · DEFINITIVE HEALTHCARE · genoa healthcare · RxBenefits · Syneos Health

Case Study: Cotiviti

CONNOLLY
iHealth Technologies
COTIVITI

- Initial investment in Connolly in 2012
- Created Cotiviti through merger of Connolly and iHealth in 2014
- IPO'd in May 2016 at $19 per share
- Verscend acquired Cotiviti for $44.75 per share (135% above IPO price) in August 2018

1. As of 9/30/2020.

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2020 Expected Performance vs. Budget

($ in millions)

	2020 Plan Pre-COVID	2020E	vs. 2020 Plan	2021E	vs. 2020 Plan
Visits (in '000s)	6,813	4,696	(31%)	5,977	(12%)
Revenue	**$840**	**$591**	**(30%)**	**$731**	**(13%)**
Adjusted EBITDA [(1)]	**$147**	**$64**	**(56%)**	**$119** [(2)]	**(19%)**
% margin	*17%*	*11%*		*16%*	
Adjusted EBITDA [(1)] **(w/ CARES Act)**	**$147**	**$155**	**5%**		
% margin	*17%*	*26%*			

COVID volume disruption expected to continue into 2021 before returning to normal by 2022

Including the CARES Act proceeds, we will end the year above our original plan, driven by our rapid responses to COVID and acceleration of staffing initiatives

1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.
2. Includes ~$3mm of estimated public company costs.

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Adjusted EBITDA Reconciliation

($ in millions)

	2018A	2019A	2020E [1]
Income (Loss) Before Income Taxes [2]	**($42)**	**($19)**	**$21**
Net Income Attributable to Non-Controlling Interests	(4)	(4)	(5)
Interest Expense, Net [2]	73	77	69
Depreciation & Amortization	38	39	40
EBITDA	**$65**	**$93**	**$125**
Business Optimization [3]	14	18	10
Reorganization and Severance [4]	7	8	7
Transaction and Integration Costs [5]	1	5	5
Pre-Opening De Novo Costs [6]	4	2	2
Stock-Based Compensation	3	2	2
Lease Buyouts [7]	-	-	4
Adjusted EBITDA	**$94**	**$128**	**$155**
SG&A [8]	64	74	63
Non-Controlling Interest [8]	4	4	6
Other Expense / (Income) [9]	-	-	(92)
Clinic Contribution	**$162**	**$206**	**$132**

1. *Reflects estimated financial results for fiscal year 2020. This information is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Actual results may differ materially from the information presented.*
2. *Excludes the impact of certain SEC Regulation S-X step-up adjustments such as interest expense associated with preferred stock. Interest expense associated with preferred stock does not have an impact on EBITDA, Adjusted EBITDA or Clinic Contribution.*
3. *Includes various business costs and investments, including executive search, RCM replatforming, technology enhancements and other one-time platform modernization expenses.*
4. *Includes initiatives in clinical labor model, reorganization and delayering of operations management structure, and cost alignment initiatives resulting in one-time severance and consulting costs.*
5. *Represents costs related to the proposed transaction, acquisitions and acquisition-related integration, and consulting and planning costs related to preparation to operate as a public company.*
6. *Includes renovation, equipment, and marketing expenses incurred before the launch of a new clinic.*
7. *Charges related to lease buyout of corporate facilities no longer in use.*
8. *2018-2020 SG&A and Non-Controlling Interest are normalized to exclude non-recurring items.*
9. *Associated with ~$91.5mm of HHS Provider Relief Fund income.*

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